EXHIBIT 1
                                                                       ---------

                                    AGREEMENT

      Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of Panja Inc..

      This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      EXECUTED this 11 day of February, 2000.

SUMMIT VENTURES III, L.P.                 SUMMIT PARTNERS SD, L.P.

By: Summit Partners III, L.P.             By: Stamps, Woodsum & Co. III

By: Stamps, Woodsum & Co. III


    By:        *                          By:         *
       --------------------                  -----------------------
       E. Roe Stamps, IV                     E. Roe Stamps, IV
       General Partner                       General Partner


SUMMIT INVESTORS II, L.P.                 SUMMIT PARTNERS III, L.P.

By:            *                          By: Stamps, Woodsum & Co. III
    -----------------------
    General Partner                       By:         *
                                             -----------------------
                                             E. Roe Stamps, IV
SUMMIT SUBORDINATED DEBT FUND, L.P.          General Partner

By: Summit Partners SD, L.P.
                                             STAMPS, WOODSUM & CO. III
By: Stamps, Woodsum & Co. III
                                             By:          *
    By:        *                                --------------------
       --------------------                     E. Roe Stamps, IV
       E. Roe Stamps, IV                        General Partner
       General Partner

                                                        *
                                             -----------------------
                                             E. Roe Stamps, IV

                                                        *
                                             -----------------------
                                             Stephen G. Woodsum

                                                        *
                                             -----------------------
                                             Gregory M. Avis

                                                        *
                                             -----------------------
                                             Martin J. Mannion

                                                        *
                                             -----------------------
                                             Bruce R. Evans

                                                        *
                                             -----------------------
                                             Walter G. Kortschak

                                                        *
                                             -----------------------
                                             Thomas S. Roberts


                                             *By: /s/ Thomas F. Farb
                                                  ------------------
                                                  Thomas F. Farb
                                                  Attorney-in-Fact

--------------------------------------------------------------------------------

* Pursuant to Powers of Attorney on file with the Commission, which Powers of Attorney are incorporated herein by reference. Copies of such Powers of Attorney are attached hereto as Exhibit 2.
                                      ---------

                               Page 20 of 32 Pages